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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 10, 2002
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                        (Date of earliest event reported)


                             Abington Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Massachusetts                        0-16018                    04-3334127
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(State or other jurisdiction   (Commission File Number)            (IRS Employer
of incorporation)                                            Identification No.)


536 Washington Street, Abington, Massachusetts                             02351
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(Address of principal executive offices)                              (Zip Code)


                                 (781) 982-3200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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                (Former name, former address and former fiscal year,
                         if changed since last report)
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ITEM 5.  OTHER EVENTS

         On April 10, 2002, Abington Bancorp, Inc. ("Abington") and Massachusetts Fincorp. Inc ("Fincorp") announced that they had entered into an Agreement and Plan of Merger, dated as of April 10, 2002 (the "Agreement"), which sets forth the terms and conditions pursuant to which Fincorp will be merged with and into Abington (the "Merger"). The Agreement provides, among other things, that as a result of the Merger each outstanding share of common stock of Fincorp (subject to certain exceptions) will be converted into the right to receive $30.00 in cash or a number of whole shares of common stock of Abington determined by dividing $30.00 by an exchange ratio to be calculated in the manner set forth in the Agreement, plus cash in lieu of any fractional share interest. Pursuant to the Agreement, Fincorp stockholders may elect to receive cash or stock, subject to election and allocation procedures set forth in the Agreement that are intended to ensure that the aggregate amount of cash to be paid does not exceed 40% of the total merger consideration.

         Consummation of the Merger is subject to a number of customary conditions, including, but not limited to, (i) the approval of the Agreement by the shareholders of Abington and Fincorp and (ii) the receipt of requisite regulatory approvals of the Merger and the proposed merger of Fincorp's banking subsidiary, The Massachusetts Co-operative Bank, with and into Abington's banking subsidiary, Abington Savings Bank, as soon as practicable following consummation of the Merger.

         For additional information, reference is made to the press release dated April 10, 2002, which is included as Exhibit 99.1 and is incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

         Exhibit No.                Description
         ----------                 -----------

         2.1 Agreement and Plan of Merger, dated as of April 10, 2002, between Abington and Fincorp.

         10.1 Form of Voting Agreement between each director of Fincorp and Abington (included as Annex A to Exhibit 2.1).

         99.1 Press Release, dated April 10, 2002 (incorporated by reference from Abington's filing with the Commission pursuant to Rule 425 of the Securities Act of 1933 on April 10, 2002).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ABINGTON BANCORP, INC.



                                       By:   /s/ Robert M. Lallo
                                            --------------------
                                            Name:  Robert M. Lallo
                                            Title: Executive Vice President
                                                   and Chief Financial Officer

Date:  April 12, 2002


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